Related-Party Transactions (Notes)	3 Months Ended
Mar. 31, 2012
Related Party Transactions [Abstract]
Related-Party Transactions [Text Block]
RELATED-PARTY TRANSACTIONS

Commercial Agreements. The Partnership has various long-term, fee-based commercial agreements with Tesoro under which we provide pipeline transportation, trucking, terminal distribution and storage services to Tesoro, and Tesoro commits to provide us with minimum monthly throughput volumes of crude oil and refined products.

If, in any calendar month, Tesoro fails to meet its minimum volume commitments under these agreements, it will be required to pay us a shortfall payment. These shortfall payments may be applied as a credit against any amounts due above their minimum volume commitments for up to three months after the shortfall occurs. We believe the terms and conditions under these agreements, as well as our other agreements with Tesoro described below, are generally no less favorable to either party than those that could have been negotiated with unaffiliated parties with respect to similar services. These commercial agreements with Tesoro include:

•	a 10-year pipeline transportation services agreement under which Tesoro pays the Partnership fees for gathering and transporting crude oil on our High Plains system;

•
a crude oil trucking transportation services agreement under which Tesoro pays the Partnership fees for trucking related services and scheduling and dispatching services that we provide through our High Plains truck-based crude oil gathering operation, which was amended effective January 1, 2012 to extend the agreement to five years and convert fees to mileage-based rates;

•	a 10-year master terminalling services agreement under which Tesoro pays the Partnership fees for providing terminalling services at our eight refined products terminals;

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a 10-year pipeline transportation services agreement under which Tesoro pays the Partnership fees for transporting crude oil and refined products on our five Salt Lake City ("SLC") short-haul pipelines;

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a 10-year SLC storage and transportation services agreement under which Tesoro pays the Partnership fees for storing crude oil and refined products at our SLC storage facility and transporting crude oil and refined products between the storage facility and Tesoro's Utah refinery through interconnecting pipelines on a dedicated basis; and

•
a 10-year terminalling use and throughput agreement under which Tesoro pays the Partnership fees for providing terminalling services at the Martinez Terminal, which became effective April 1, 2012, the date of the Contribution (see Note B for additional information regarding subsequent events including commercial agreements with related parties).

Each of these agreements, other than the SLC storage and transportation services agreement, contain minimum volume commitments. Except for the amended trucking transportation services agreement, the fees under each agreement are indexed for inflation and the agreements give Tesoro the option to renew for two five-year terms. The fees under the amended trucking transportation services agreement are adjusted annually on July 1 as a result of a competitive bidding process, and the agreement will renew automatically for one five-year term unless earlier terminated by us or Tesoro.

Amended and Restated Omnibus Agreement.  The Partnership entered into an omnibus agreement with Tesoro at the closing of the Offering. Effective April 1, 2012, the Partnership entered into an amended and restated omnibus agreement ("Amended Omnibus Agreement") with Tesoro in connection with the Contribution of the Martinez Terminal. Additional contributions from Tesoro to the Partnership, including the assets in the Contribution, are governed by the Amended Omnibus Agreement. The annual fee payable to Tesoro under the Amended Omnibus Agreement remained $2.5 million for the provision of various general and administrative services. Additionally, under the Amended Omnibus Agreement, Tesoro indemnifies us for certain matters including environmental, title and tax matters associated with the ownership of our assets at or before the closing of the Offering on April 26, 2011 or the Contribution of the Martinez Terminal and the aggregate annual deductible for each type (unknown environmental liabilities or title matters) of liability was increased from $0.25 million to $0.4 million before we are entitled to indemnification in any calendar year. See Note K for further discussion of the indemnification provisions.

Amended and Restated Operational Services Agreement.  The Partnership entered into an operational services agreement with Tesoro at the closing of the Offering. Effective April 1, 2012, the Partnership entered into an amended and restated operational services agreement with Tesoro in connection with the Contribution of the Martinez Terminal, under which we reimburse Tesoro for the provision of certain operational services to us in support of our pipelines, terminals and storage facilities. In addition, we pay Tesoro an annual fee, which increased from $0.3 million to $1.5 million in the amended and restated agreement, for operational services performed by certain of Tesoro's field-level employees. Additional amounts are charged in accordance with the agreement as necessary.

TLLP Transactions. Revenues from affiliates consist of revenues from commercial agreements we entered into with Tesoro at the closing of the Offering, and subsequent to the Offering, under which Tesoro pays us fees for gathering crude oil and distributing, transporting and storing crude oil and refined products. Pursuant to our omnibus agreement, we pay Tesoro an annual corporate services fee, payable in equal monthly installments, in the amount of $2.5 million, for the provision of various centralized corporate services including executive management, legal, accounting, treasury, human resources, health, safety and environmental, information technology, insurance coverage, administration and other corporate services. This fee is in addition to an annual fee, which increased from $0.3 million to $1.5 million under the amended and restated operational services agreement, for reimbursement of our general partner and its affiliates for certain operational services performed as outlined in our amended and restated operational services agreement and described above. Additional amounts are charged in accordance with the operational services agreement as necessary.

Predecessors' Transactions. Related-party transactions of our Predecessors were settled through equity. The balance in receivables and accounts payable from affiliated companies represents the amount owed from or to Tesoro related to certain affiliate transactions. Revenues from affiliates in the combined statements of operations of our Predecessors consist of revenues from gathering and transportation services to Tesoro and its affiliates based on regulated tariff rates for the Federal Energy Regulatory Commission ("FERC") regulated portions of our High Plains system.

Summary of Transactions. A summary of revenue and expense transactions with Tesoro, including expenses directly charged and allocated to our Predecessors, are as follows (in thousands):

	Three Months Ended March 31,
	2012	2011

Revenues	$26,353	$5,562
Operating and maintenance expenses (a)	2,689	10,027
General and administrative expenses	2,610	1,461
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(a)	Operating and maintenance expenses include imbalance settlement gains of $2.5 million and $1.1 million in the three months ended March 31, 2012 and 2011, respectively.

In accordance with our partnership agreement, our common and subordinated units and general partner interest are entitled to receive quarterly distributions of available cash. In February 2012, we paid a quarterly cash distribution, of which $5.9 million was paid to Tesoro. On April 19, 2012, we declared a quarterly cash distribution, of which $6.2 million was paid to Tesoro on May 14, 2012.